Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Debt
Note 14—Debt
A summary of our long-term debt is as follows:

(amounts in millions)	December 31, 2016	December 31, 2015
Secured Obligations:
Dynegy Inc.:
Tranche B-2 Term Loan, due 2020	$224	$780
Tranche C Term Loan, due 2023 (1)	2,000	—
Revolving Facility	—	—
Forward Capacity Agreement	219	—
Inventory Financing Agreements	129	136
Subtotal secured obligations	2,572	916
Unsecured Obligations:
Dynegy Inc.:
7.00% Amortizing Notes, due 2019 (TEUs)	80	—
6.75% Senior Notes, due 2019	2,100	2,100
7.375% Senior Notes, due 2022	1,750	1,750
5.875% Senior Notes, due 2023	500	500
7.625% Senior Notes, due 2024	1,250	1,250
8.00% Senior Notes, due 2025 (2)	750	—
Equipment Financing Agreements	97	75
Subtotal unsecured obligations	6,527	5,675
Total Dynegy Inc.	9,099	6,591
Genco Unsecured Obligations (3):
7.00% Senior Notes Series H, due 2018	—	300
6.30% Senior Notes Series I, due 2020	—	250
7.95% Senior Notes Series F, due 2032	—	275
Total Genco	—	825
Total debt obligations	9,099	7,416
Unamortized debt discounts and issuance costs (4)	(120)	(207)
	8,979	7,209
Less: Current maturities, including unamortized debt discounts and issuance costs, net	201	80
Total Long-term debt	$8,778	$7,129
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(1)
At December 31, 2016, the escrowed term loan, under the Finance IV Credit Agreement, was secured by first-priority liens on amounts in the applicable escrow account which was classified as long-term Restricted cash in our consolidated balance sheet. Upon the close of the Delta Transaction, this debt obligation became Dynegy Inc.’s secured obligation. Please read Finance IV Credit Agreement below for further discussion.

(2)
The $750 million, 8 percent unsecured senior notes (the “2025 Senior Notes”) do not provide registration rights but otherwise have terms and provisions similar to our approximately $5.6 billion in senior notes (“Dynegy Senior Notes”).

(3)
On December 9, 2016, Genco filed a prepackaged plan of reorganization Chapter 11 Case (the “Chapter 11 Case”). As a result, we reclassified the Genco unsecured obligations as Liabilities subject to compromise in our December 31, 2016 consolidated balance sheet. Additionally, we wrote off approximately $94 million of remaining unamortized debt discount. See Note 22—Genco Chapter 11 Bankruptcy for further discussion.

(4)	Includes $111 million of unamortized debt discounts as of December 31, 2015 relating to the Genco unsecured obligations.
Aggregate maturities of the principal amounts of all indebtedness, excluding unamortized discounts, as of December 31, 2016 are as follows:

(in millions)
2017	$210
2018	212
2019	2,200
2020	262
2021	31
Thereafter	6,184
Total	$9,099

Credit Agreement and Finance IV Credit Agreement
As of December 31, 2016, we had a $2.225 billion credit agreement, as amended, that consisted of (i) an $800 million seven-year senior secured term loan facility (the “Tranche B-2 Term Loan”) and (ii) $1.425 billion in senior secured revolving credit facilities (the “Revolving Facility,” and collectively with the Tranche B-2 Term Loan, the “Credit Agreement”). Additionally, we had a $2.0 billion, seven-year senior term loan, under the Finance IV Credit Agreement, as defined below.
During 2016, we made $6 million of required payments as well as a voluntary repayment in the amount of $550 million on the Tranche B-2 Term Loan.
At December 31, 2016, there were no amounts drawn on the Revolving Facility; however, we had outstanding letters of credit (“LCs”) of approximately $302 million, which reduce the amount available under the Revolving Facility. The Credit Agreement contains customary events of default and affirmative and negative covenants, subject to certain specified exceptions, including a Senior Secured Leverage Ratio (as defined in the Credit Agreement) calculated on a rolling four quarters basis. Beginning December 31, 2016 and thereafter, the Consolidated Senior Secured Net Debt to Consolidated Adjusted EBITDA ratio is 4.00:1.00. Based on the calculation outlined in the Credit Agreement, we are in compliance as of December 31, 2016.
Under the terms of the Credit Agreement, existing balances under our Forward Capacity Agreement, Inventory Financing Agreements, and Equipment Financing Agreements are excluded from Net Debt. Further, the balance of the Tranche C Term Loan is excluded from Net Debt until the closing of the Delta Transaction, whereupon it becomes Dynegy Inc.’s secured obligation.
Finance IV Credit Agreement. On June 27, 2016 (the “Term Loan Closing Date”), Finance IV entered into a term loan credit agreement which provided for a $2.0 billion, seven-year Tranche C Term Loan, which would mature on June 27, 2023. The Tranche C Term Loan bore interest at either (i) 4 percent per annum plus LIBOR, subject to a floor of 1 percent with respect to any LIBOR Loan or (ii) 3 percent per annum plus the Base Rate with respect to any Base Rate Loan.
Proceeds of the term loan were placed into escrow pending the consummation of the Delta Transaction. Dynegy additionally contributed $70 million into escrow so that the aggregate funds in the Escrow Account would be sufficient to repay the term loan plus any interest that may accrue for a period of six months from the Term Loan Closing Date. The Finance IV Credit Agreement contained limited events of default and affirmative covenants and one negative covenant, which restricted the activities of Finance IV to those primarily relating to the Delta Transaction and financing. The obligations of Finance IV under the Finance IV Credit Agreement were secured by the related amounts placed in escrow from time to time.
As of December 31, 2016, we had $2.0 billion classified as long-term Restricted cash and $21 million classified as short-term Restricted cash in our consolidated balance sheet related to the Escrow Agreement.
Following the release of funds from escrow upon the satisfaction of the Delta Transaction Escrow Conditions, as defined in the Finance IV Credit Agreement (the “Escrow Release Date”), Finance IV was merged with and into Dynegy, with Dynegy as the surviving entity, and Dynegy used the amounts released from escrow to fund a portion of the Delta Transaction.
Interest Rate Swaps
During 2013, we amended our interest rate swaps to more closely match the terms of our Tranche B-2 Term Loan. The swaps have an aggregate notional value of approximately $769 million at an average fixed rate of 3.19 percent with a floor of one percent and expire during the second quarter of 2020. In lieu of paying the breakage fees related to terminating the old swaps and issuing the new swaps, the costs were incorporated into the terms of the new swaps. As a result, any cash flows related to the settlement of the swaps are reflected as a financing activity in our consolidated statements of cash flows.
Amortizing Notes
On June 21, 2016, in connection with the issuance of the TEUs, Dynegy issued the Amortizing Notes with a principal amount of approximately $87 million. The Amortizing Notes mature on July 1, 2019. Each installment payment of $1.75 (or, in the case of the installment payment due on October 1, 2016, $1.94) per Amortizing Note will be paid in cash and will constitute a partial repayment of principal and a payment of interest, computed at an annual rate of 7 percent. Interest will be calculated on the basis of a 360 day year consisting of twelve 30 day months. Payments will be applied first to the interest due and payable and then to the reduction of the unpaid principal amount, allocated as set forth in the Indenture. Please read Note 13—Tangible Equity Units for further discussion.
The Indenture limits, among other things, the ability of Dynegy to consolidate, merge, sell, or dispose all or substantially all of its assets. If a fundamental change occurs, or if Dynegy elects to settle the SPCs early or to redeem the SPCs in connection with a termination of the Delta Stock Purchase Agreement, then the holders of the Amortizing Notes will have the right to require Dynegy to repurchase the Amortizing Notes at a repurchase price equal to the principal amount of the Amortizing Notes as of the repurchase date (as described in the supplemental indenture) plus accrued and unpaid interest. The Indenture also contains customary events of default which would permit the holders of the Amortizing Notes to declare those Amortizing Notes to be immediately due and payable if not cured within applicable grace periods, including the failure to make timely installment payments on the Amortizing Notes or other material indebtedness, the failure to satisfy covenants, and specified events of bankruptcy and insolvency.
Letter of Credit Facilities
Dynegy has an LC Reimbursement Agreement with Macquarie Bank Limited (“Macquarie Bank”), for an LC in an amount not to exceed $55 million. The expiry date of the facility was extended in August 2016 to September 19, 2017. At December 31, 2016, there was $55 million outstanding under this LC.
Illinois Power Marketing Company (“IPM”) has LC and reimbursement agreements with issuing banks in which the issuing banks agree to issue standby LCs in stated amounts not to exceed $50 million, in aggregate, to support performance obligations and other general corporate activities of IPM and IPRG. As of December 31, 2016, there were $25 million in LCs outstanding under these facilities. The IPM LC facilities are collateralized by cash, and as of December 31, 2016, IPM had $19 million deposited with the issuing banks. Upon the Emergence Date, these LCs were released and cash was returned to Dynegy.
Forward Capacity Agreement
On March 18, 2016, we entered into a bilateral contract with a financial institution to sell a portion of our forward cleared PJM capacity auction volumes. In exchange, we received $198 million in cash proceeds during the first quarter of 2016. The buyer in this transaction will receive capacity payments from PJM during the Planning Years 2017-2018 and 2018-2019 in the amounts of $110 million and $109 million, respectively. Dynegy will continue to be subject to the performance obligations as well as any associated performance penalties and bonus payments for those planning years. The transaction is accounted for as a debt issuance of $219 million with an implied interest rate of 4.45 percent.
Inventory Financing Agreements
Brayton Point Inventory Financing. In connection with the EquiPower Acquisition, we assumed an inventory financing agreement (the “Inventory Financing Agreement”) for coal and fuel oil inventories at our Brayton Point facility, consisting of a debt obligation for existing and subsequent inventories, as well as a $15 million line of credit. Balances in excess of the $15 million line of credit are cash collateralized.
As the materials are purchased and delivered to our facilities, our debt obligation and line of credit increase based on the then market rate of the materials, transportation costs, and other expenses. The debt obligation increases for 85 percent of the total cost of the coal and for 90 percent of the total cost of the fuel oil. The line of credit increases for the remaining 15 percent and 10 percent for coal and oil costs, respectively. We repay the debt obligation and line of credit from revenues received, at the then market price, for the amount of the materials consumed on a weekly basis.
As of December 31, 2016, there was $51 million outstanding under this agreement. Both the debt obligation related to coal and the base level of fuel oil, as well as the line of credit, bear interest at an annual interest rate of the 3-month LIBOR plus 5.6 percent. An availability fee is calculated on a per annum rate of 0.25 percent. Additionally, we had collateral postings of approximately zero. The Inventory Financing Agreement terminates, and the remaining obligation, if any, becomes due and payable, on May 31, 2017.
Emissions Repurchase Agreements. In August 2015, we entered into two repurchase transactions with a third party in which we sold approximately $78 million of RGGI inventory and received cash. We are obligated to repurchase a portion of the inventory in February 2017 and the remaining inventory in February 2018 at a specified price with an annualized carry cost of approximately 3.49 percent. As of December 31, 2016, there was $78 million, in aggregate, outstanding under these agreements.
In 2013, we entered into two repurchase transactions in which we sold $6 million in California Carbon Allowances (“CCA”) credits and $11 million of RGGI inventory and received cash. In the first quarter 2014, we entered into an additional repurchase agreement with a third party in which we sold $12 million of RGGI inventory and received cash. In October 2014, we repurchased all $6 million of the previously sold CCA credits, and in February 2015, we repurchased all $23 million of the previously sold RGGI inventory.
Equipment Financing Agreements
Under certain of our contractual service agreements in which we receive maintenance and capital improvements for our gas-fueled generation fleet, we have obtained parts and equipment intended to increase the output, efficiency and availability of our generation units. We have financed these parts and equipment under agreements with maturities ranging from 2017 to 2025. The portion of future payments attributable to principal will be classified as cash outflows from financing activities and the portion of future payments attributable to interest will be classified as cash outflows from operating activities in our consolidated statements of cash flows. The related assets were recorded at the net present value of the payments of $73 million. The $24 million discount is currently amortized as interest expense over the life of the payments.
Genco Senior Notes
Genco’s approximately $825 million in aggregate principal amount of unsecured senior notes (the “Genco Senior Notes”) were an obligation of Genco, a subsidiary of IPH. The Genco Senior Notes were non-recourse to Dynegy. Please read Note 1—Organization and Operations for further discussion.
On December 9, 2016, Genco filed a Bankruptcy Petition commencing a prepackaged Chapter 11 Case. Genco continued to operate its business as debtor-in possession until the Emergence Date. We reclassified the $825 million face value of the Genco unsecured obligations to Liabilities subject to compromise in our December 31, 2016 consolidated balance sheet and charged $94 million of unamortized debt discount to Bankruptcy reorganization items in our consolidated statement of operations. Please read Note 22—Genco Chapter 11 Bankruptcy for further discussion.